SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. ______)

Filed by the registrant                     |X|
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]        Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant toss.240.14a-12

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:


[ ]        Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                            ------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                                                               -----------------
         (3)      Filing Party:
                                    --------------------------------------------
         (4)      Date Filed:
                                    --------------------------------------------

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
                         3750 INVESTMENT LANE, SUITE #5
                         WEST PALM BEACH, FLORIDA 33404

                       2002 ANNUAL MEETING OF SHAREHOLDERS

                                  May 21, 2002

Dear Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Health & Nutrition Systems International, Inc. We will hold the meeting on Monday, June 24, 2002, at 9:00 a.m., Eastern Time, at the Hilton Hotel, 150 Australian Avenue, West Palm Beach, Florida 33406.

     Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and a copy of our 2001 Annual Report. At this year's meeting, the agenda includes election of the members of our Board of Directors and a proposal to ratify the appointment of our independent auditors. Our Board of Directors recommends that you vote FOR the election of the members of our Board of Directors and FOR the ratification of the appointment of our independent auditors.

     Your vote is very important to us. We hope you will be able to attend the meeting and vote your shares in person. But, whatever your plans, we ask that after you read the Proxy Statement, you please complete, sign and date the enclosed proxy card and promptly return it in the envelope provided so that your shares will be represented at the meeting.

     We look forward to seeing you at the meeting.

                             Sincerely,

                             /s/ Christopher Tisi
                             --------------------
                             Christopher Tisi
                             President, Chief Executive Officer and Interim Chairman of the Board

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
                         3750 INVESTMENT LANE, SUITE #5
                         WEST PALM BEACH, FLORIDA 33404

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MONDAY, JUNE 24, 2002

         The annual meeting of Shareholders of Health & Nutrition Systems International, Inc. (the "Company") will be held at 9:00 a.m., Eastern Time, on Monday, June 24, 2002, at the Hilton Hotel, 150 Australian Avenue, West Palm Beach, Florida for the following purposes:

         o To elect four (4) directors to hold office until the annual meeting of shareholders in 2003 and until their respective successors are duly elected and qualified;

         o To ratify the selection of Daszkal Bolton LLP as our independent auditors for the year ending December 31, 2002; and

         o To transact such other business properly brought before the shareholders at the meeting.

         This notice, together with the accompanying proxy statement and enclosed proxy card, will be mailed to shareholders on or about May 21, 2002.

         The board of directors has set the close of business on April 29, 2002 as the record date of the meeting. Shareholders of record at the close of business on April 29, 2002 will be entitled to notice of and to vote at the annual meeting or any adjournment or continuation of the meeting. Each share of common stock is entitled to one vote. The proxy card provided with the Proxy Statement indicates the number of shares of the Company's common stock that you own and are entitled to vote. A list of shareholders will be available for inspection at the meeting.

         All shareholders are cordially invited to attend the annual meeting.

                                         By Order of the Board of Directors,

                                         /s/ Mona Lalla
                                         --------------
                                         Mona Lalla, Assistant Secretary

West Palm Beach, Florida
May 21, 2002

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE
  MARK, DATE AND SIGN YOUR PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

2

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

            --------------------------------------------------------

                       2002 ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 24, 2002

            --------------------------------------------------------

                                 PROXY STATEMENT

                               DATED MAY 21, 2002

            --------------------------------------------------------

             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

         We sent you this proxy statement and the enclosed proxy card because the Company's board of directors is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders. This proxy statement summarizes the information you need to know to vote at the annual meeting on June 24, 2002, and at any adjournment or postponement of the meeting, for the purposes indicated in the accompanying Notice of 2002 Annual Meeting of Shareholders. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. This proxy statement and the accompanying form of proxy will be mailed to shareholders on or about May 21, 2002. The annual report which accompanies the proxy materials is not to be regarded as proxy soliciting material.

Who can vote?

         You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 29, 2002. A total of 3,632,813 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock you own. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the four director nominees; and FOR the ratification of Daszkal Bolton LLP as our independent auditors; and according to their best judgment with regard to any other proposals to be considered at the annual meeting.

What if other matters come up at the annual meeting?

         The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving our corporate secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting rather than by completing the proxy card?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

         If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

Who will count the votes?

         Florida Atlantic Stock Transfer Company, HNS's transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the meeting. The inspector of elections will treat shares represented by properly signed and returned proxies that reflect abstentions from voting as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters.

         If your shares are held in the name of a broker or nominee, and you do not tell the broker or nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as he sees fit only on matters that are deemed to be routine, and not on any other proposal. If a broker indicates on the proxy that he does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be voted on that matter. However, the inspector of elections will treat "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Who pays for this proxy solicitation?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We may request persons holding shares in their names for others to forward soliciting materials to our principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

         None of the actions to be voted upon at the 2002 Annual Meeting of Shareholders shall create either appraisal rights or dissenters' rights under the Florida Business Corporation Act.

         You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         NOMINATIONS. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election. The proxies will then be voted for such other person as the board of directors may recommend, unless the board of directors reduces the number of directors. All of the nominees are currently members of the board of directors of Health & Nutrition Systems International, Inc.

         GENERAL INFORMATION ABOUT THE NOMINEES. Pursuant to our bylaws, our board of directors may be composed of not less than one but no more than nine directors. We are nominating four directors to serve until our next annual meeting. Set forth below is certain information concerning the nominees for election as directors. The ages listed for the nominees are as of April 26, 2002. Our directors and executive officer are:

Name                   Age        Position/Office
----                   ---        ---------------

Christopher Tisi       32         Interim Chairman of the Board, President and
                                  Chief Executive Officer

Ted Alflen             55         Director

Daryl Green            41         Director

Steve Pomerantz        45         Director

         The business experience of our executive officer and directors is set forth below:

         Christopher Tisi has been our Chief Executive Officer and Interim Chairman of the Board since December 2001. Mr. Tisi has been our President and Secretary since November 2000, and was our Chief Operating Officer from December 1999 until November 2000. From March 1998 until December 1999, Mr. Tisi was our Vice President of Sales and Marketing. From 1994 to March 1998, Mr. Tisi was our Vice President of Training.

         Ted Alflen has been one of our directors since October 2000. In March 1991, Mr. Alflen founded TCCD International Inc. and served as President from 1991 to present. TCCD manufactures and markets crystal deodorants. TCCD recently acquired Real Natural Products and the Moistic brand of all natural lip balms. Mr. Alflen has been in sales and marketing for over 29 years.

         Darryl Green has been one of our directors since August 10, 2001. Mr. Green has been an independent business consultant in the nutrition industry from June 2001 until present. He was the Vice President of retail sales of General Nutrition Centers from June 1999 until June 2001. He held the position of Vice President of retail operations for the Southeastern United States for GNC from January 1996 until June 1999, and was the Director of Operations for the GNC NY City Designated Market Area from January 1993 until January 1996.

         Steve Pomerantz has been one of our directors since 1994. From November 2000 to December 2001, Mr. Pomerantz was our Chairman of the Board and Treasurer, and he held the office of Chief Executive Officer from March 1998 until December 2001. He was our President from March 1998 until November 2000. From 1995 to March 1998, Mr. Pomerantz was our Vice President of Finance and Chief Operating Officer. Presently, Mr. Pomerantz is pursuing his own business interests.

         Each director holds his office until the next annual meeting of the shareholders unless he resigns or is removed. There is no family relationship between any of the executive officers and directors. The Board elects officers and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board.

         VOTE REQUIRED. Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast by the shares entitled to vote for the respective nominees. Proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the outcome of the election of directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                        "FOR" ALL NOMINEES FOR DIRECTOR.

         MEETINGS OF THE BOARD OF DIRECTORS. During the year 2001, the board of directors held eight (8) meetings and each of the directors attended at least 75 percent of the aggregate number of meetings of the board of directors and committees (if any) on which he served.

         COMMITTEES OF THE BOARD OF DIRECTORS. Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee during the 2001 fiscal year is described below.

                         AUDIT COMMITTEE - MEETINGS (4)

  Function                                                                Members
  --------------------------------------------------------------------    ---------------------

  o     Recommends independent auditors                                   Steven Pomerantz
  o     Reviews internal financial information                            William A. Husa (1)
  o     Reviews report of audit and management letter
  o     Participates in the determination of the adequacy of the
        internal accounting control
  o     Reviews the results of audits with the independent auditors
  o     Oversees quarterly and yearly reporting
  o     Responsible for policies, procedures and other matters
        relating to business integrity, ethics and conflicts of
        interests

-------------

(1) On March 31, 2002, William A. Husa resigned as a member of the Board of Directors and all of its committees.


         Mr. Pomerantz, acting as a committee of one, performed the functions described above until June 11, 2001 Mr. Husa joined as a member of the audit committee on June 11, 2001 and together they submitted the report indicated below. Mr. Pomerantz would not be considered "independent" under the definition in the standards of the NASDAQ, but Mr. Husa would be considered independent. However, we are not subject to the NASDAQ requirement of independent audit committee members. The Board of Directors has not adopted a charter for the Audit Committee.

                      COMPENSATION COMMITTEE - MEETINGS (2)

  Function                                                                Members
  --------------------------------------------------------------------    ------------------------------

  o     Review and approve compensation and benefits plans                Theodore Alflen(1)
  o     Establish and approve compensation of officers                    William A. Husa (Chair) (1)(2)

-------------

(1) On June 11, 2001, William A. Husa (Chair) and Theodore Alflen were elected to serve as members of the Compensation Committee.

(2) On March 31, 2002, William A. Husa resigned as a member of the Board of Directors and all of its committees thereof.

         The Compensation Committee met twice during 2002 as a part of our regular Board meetings.

                    STOCK OPTION COMMITTEE - MEETINGS (NONE)*

  Function                                                                Members
  --------------------------------------------------------------------    --------------------

  o    Administers stock option plans                                     Steven Pomerantz

-------------

* We did not issue stock options during our 2001 fiscal year.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling our oversight responsibilities as the Audit Committee, we have reviewed and discussed the audited financial statements in the annual report with the other members of management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee held four meetings during fiscal year 2001.

         Acting as a committee, we reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by SAS 61 (codification on Statements on Auditing Standards, AU 380). In addition, we have discussed with the independent auditors the auditors' independence from management and the Company, and have received the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1 and have considered the compatibility of nonaudit services with the auditors' independence.

         We discussed with the Company's independent auditors the overall scope and plans for their audit. We met with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, we recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the year ending December 31, 2002.

                                                   AUDIT COMMITTEE

                                                   Steven Pomerantz
                                                   William A. Husa (resigned)

       SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, NOMINEES,
                             AND EXECUTIVE OFFICERS

         The table below shows, as of April 26, 2002, the number of shares of our common stock beneficially owned by

         o each person whom we know beneficially owns more than 5% of the common stock,

         o        each director and nominee for director,

         o        each executive officer included in the Summary Compensation
                  Table, and

         o        all executive officers and directors as a group.


                                                                       SHARES OF COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                                         ------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)         NUMBER OF SHARES AND NATURE OF           PERCENT OF CLASS (3)
----------------------------------------         -------------------------------          --------------------
                                                    BENEFICIAL OWNERSHIP (2)

Christopher Tisi                                          819,088(4)(5)                          21.6%

Steve Pomerantz                                            401,829(5)                            10.9%

Ted Alflen                                                  4,250(5)                               *

Darryl Green                                                    -                                  -

J.C. Herbert Bryant, III                                   266,534(6)                             7.3%
8390 Currency Drive, #5
West Palm Beach, FL  33404

Tony D'Amato                                                308502(4)                             8.5%
1526 Michigan Avenue, #1
Miami Beach, FL

Anthony and Renate Dell'Aquila                             205,000(6)                             5.6%
15377 Whispering Willow Dr.
Wellington, FL  33414

Napoleon and Tania Paz                                     214,300(6)                             5.9%
51 Seabreeze Ave.
Delray Beach, FL  33483

EAI Partners, Inc.                                         275,000(7)                             7.6%
1900 Corporate Blvd., #305-W
Boca Raton, FL  33431

All  executive  officers  and  directors  as a            1,225,167(8)                           31.9%
group (4 persons)

-----------------------------
*    Less than 1%

(1) The address of the executive officer and each director is c/o the Company, 3750 Investment Lane, Suite 5, West Palm Beach, FL 33404.

(2) Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all shares of common stock beneficially owned by them.

(3) Based upon 3,632,813 outstanding shares as of April 26, 2002, and, with respect to each holder of options exercisable, or notes convertible, within 60 days of April 26, 2002, the shares issuable under such instruments.

(4) In 2000, Tony D'Amato ("D'Amato") executed and delivered to Chris Tisi ("Tisi") and the Company a Shareholders' Agreement pursuant to which D'Amato granted to Tisi an irrevocable proxy (the "Irrevocable Proxy") authorizing Tisi to vote shares of the Company beneficially owned by D'Amato as of that date and any shares of the Company acquired by D'Amato thereafter. The Irrevocable Proxy had a two-year term. On January 31, 2001, Tisi relinquished his right to vote pursuant to the Irrevocable Proxy with respect to 125,000 shares beneficially owned by D'Amato as of that date. As disclosed in the 13D dated April 29, 2002 filed by Steve Pomerantz ("Pomerantz"), Tisi and D'Amato, on April 24, 2002, D'Amato executed and delivered to Tisi a First Amendment to the Shareholders' Agreement (the "First Amendment") pursuant to which D'Amato extended the term of the

     Shareholders' Agreement and the Irrevocable Proxy for an additional two-year period. In addition, Tisi and Pomerantz have entered into an oral understanding that each will vote the shares of common stock beneficially owned by him (or, in the case of Tisi, as to which he has voting power) together as a group, but only for the following purposes: (i) in favor of the same person or persons to be nominated and elected to serve on the board of directors to fill any vacancies on the board, if and as such vacancies may arise from time to time (whether such vacancy occurs by removal, resignation or an increase in the size of the board of directors) at any time prior to our 2002 annual meeting of stockholders, or any adjournment thereof, and (ii) in favor of the same person or persons to be nominated and elected as the slate of nominees, and elected, to the board of directors to be voted upon by the shareholders at our 2002 annual meeting of shareholders, or any adjournment thereof. Accordingly, Tisi has sole voting power of 819,088 shares and sole dispositive power of 416,788 shares, and D'Amato has sole voting power of 125,000 shares and sole dispositive power of 308,502 shares.

(5) Share ownership of the following persons includes shares subject to immediately exercisable options or options exercisable within 60 days of April 26, 2002, as follows: for Mr. Pomerantz - 50,000 shares; for Mr. Tisi
     - 152,000 shares; and for Mr. Alflen - 1,250.

(6) The share amounts of Bryant, Anthony and Renate Dell'Aquila and Napoleon Paz are based upon the disclosures made by each of them in their respective Schedule 13Ds filed with the Securities and Exchange Commission on or about June 27, 2001. Mr. and Mrs. Dell'Aquila share voting and dispositive power.

(7) Based upon EAI Partners, Inc.'s receipt of 275,000 shares of our common stock in connection with the settlement of litigation adverse to the Company, we believe that EAI Partners, Inc. is a beneficial owner of this amount.

(8) Includes an aggregate of 203,250 shares subject to immediately exercisable options or options exercisable within 60 days of April 26, 2002 held by executive officers and directors as a group.

SECTION 16(A) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2001, we are not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2001, other than the unintentional failure by our former director, Bill Husa, to timely file one Form 4 reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For the years ended December 31, 2001 and December 31, 2000, we sold $63,881 and $163,969 respectively of products to KMS-Thin Tab, an entity we believe is controlled by J.C. Herbert Bryant III, a beneficial owner of greater than five percent of our stock. These sales were on terms no more favorable than those given to unaffiliated third parties in arms-length transactions.

         On January 12, 2002, we repaid a $100,000 loan from SunTrust Bank which was collateralized by a certificate of deposit in the principal amount of $100,000 pledged by Steve Pomerantz, our former Chief Executive Officer and Chairman of the Board. Accordingly, on that date, the collateral was released. On January 15, 2002, we obtained another short-term loan from SunTrust Bank in the amount of $23,400. This loan is collateralized by a certificate of deposit in the amount of $23,400 owned by Steve Pomerantz. The loan is due on July 15, 2002 and is payable in monthly installments of $4,167.

         On March 15, 2002, we entered into a factoring agreement with LSQ Funding Group, L.C. ("LSQ"). The term of this agreement is one year, and the maximum amount of receivables we may factor is $750,000. In connection with the LSQ Factoring Agreement, Chris Tisi, our President, Chief Executive Officer and Interim Chairman of the Board was required to deliver a personal indemnity agreement to LSQ. Mr. Tisi's responsibility under the indemnity agreement only extends to invoices purchased by LSQ throughout the term of his employment.

LEGAL PROCEEDINGS

J.C. HERBERT BRYANT, III AND KMS-THIN TAB 100, INC.

         The Company is currently involved in the following litigation adverse to J.C. Herbert Bryant, III ("Bryant") and KMS-Thin Tab 100, Inc. ("KMS"), a company which HNS believes is majority owned and controlled by Bryant. Bryant is a former Chief Financial Officer, Secretary and Treasurer of the Company and was a director of the Company until the third quarter of 1999. In addition, based upon his Schedule 13D filed with the Securities and Exchange Commission on June 28, 2001, Bryant is the beneficial owner of approximately 7.3% of the outstanding common stock of the Company.

         In July 2000, the Company sued KMS and Bryant in the United States District Court for the Southern District of Florida for trademark infringement, unfair competition, cyberpiracy under the Anti-Cybersquatting Consumer Protection Act of 1999, and breach of his fiduciary duties as a director of the Company. The Company alleges that Bryant, while a director of the Company, registered, in his own name or in the name of his company, KMS, certain domain names which employ the Company's principal trademarks, "CarbCutter(R)" and "Thin Tab." The Company alleges that Bryant's continued use of the domain names and related websites is causing irreparable harm to the Company and to the goodwill of the trademarks. The Company alleges that Bryant breached his duty as an officer and director of the Company by usurping corporate opportunities and corporate property interests by registering the domain names while he was an officer or director and retaining those names for his own use and benefit while an officer and director and thereafter. Bryant counterclaimed alleging, among other things, breach of a distribution agreement with the Company. In December 2000, Bryant's claims (and the breach of duty claim by the Company) were dismissed for lack of subject matter jurisdiction. Discovery and mediation in this case has been completed and the trial is tentatively scheduled for May 2002. The Company has filed its Motion for Summary Judgment seeking injunctive relief and an order of transfer for the domain names.

         In December 2000, Bryant caused KMS to sue the Company and three of its officers and directors, Christopher Tisi, Anthony Musso (Mr. Musso has subsequently resigned as Director) and Steven Pomerantz in state court (the Fifteenth Judicial Circuit of Florida in and for Palm Beach County) alleging the same claims that were dismissed by the federal court earlier that month. KMS alleges that HNS breached a distribution agreement with KMS by selling HNS products (both directly and through distributors) in the area south of Orlando, Florida, which, according to KMS, and subject to certain exceptions, is its exclusive distribution territory. KMS also alleges that Tisi, Pomerantz and Musso tortiously interfered with the agreement between HNS and KMS by causing HNS to breach its contract with KMS and that Tisi, Pomerantz and Musso conspired among themselves and with unnamed others to interfere with the agreement. No formal discovery has yet been done on the merits, if any, of KMS's claims. Although the Company believes that Bryant's claims are wholly without merit, at this early state of the litigation, management cannot assess the likely outcome of the litigation or whether the outcome will materially impact the Company's financial condition or results of operations.

         The Company intends to vigorously prosecute its action against Bryant and KMS and to vigorously defend the actions against it by Bryant and KMS.

COMPENSATION OF MANAGEMENT

         The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended December 1999, 2000 and 2001 received by each of our chief executive officer and our other executive officers whose total annual salary and bonus exceeded $100,000 during fiscal year 2001 (each a "Named Officer" and collectively the "Named Officers"). No other executive officers were paid salary and bonus compensation by us which exceeded $100,000 during 2001.

                           SUMMARY COMPENSATION TABLE


                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                   ANNUAL COMPENSATION                     AWARDS
                                                   -------------------                     ------
   NAME AND PRINCIPAL                                                 OTHER ANNUAL        SECURITIES           ALL OTHER
   ------------------                        SALARY         BONUS     COMPENSATION        UNDERLYING         COMPENSATION
        POSITION                YEAR         ($)(1)           ($)        ($)(2)         OPTIONS(#)(3)             ($)
        --------                ----         ------           ---        ------         --------------            ---
Christopher Tisi               2001          133,281         7,524           -                 -                    -
President, Chief               2000         $100,000        18,169           -              102,000                 -
Executive Officer and          1999           61,000          4,047          -                 -                    -
Secretary(4)

Steve Pomerantz                2001          114,321         3,762           -                 -                50,000(5)
(4)                            2000          100,000        11,642           -               50,000                 -
                               1999           13,356         1,022           -                 -                    -

--------------------

(1) Payment of $23,443 of Steve Pomertanz's 2001 salary and $32,578 of Chris Tisi's 2001 salary was deferred in 2001 and will be paid during 2002 in twelve equal monthly installments.

(2) The Named Officers did not receive any other annual compensation not categorized as salary or bonus except for perquisites and other personal benefits which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Officer.

(3) In 2000, Mr. Pomerantz was granted options under our 1998 Stock Option Plan for the purchase of 50,000 shares of common stock. Such options were granted at the then current market value of the shares. The options granted vested immediately on the date of grant. Also in 2000, Mr. Tisi was granted options under our 1998 Stock Option Plan for the purchase of 102,000 shares of common stock. Such options were granted at the then current market value of the shares. The options granted vested immediately on the date of grant.

(4) Mr. Pomerantz resigned as Chief Executive Officer, Treasurer and Chairman of the Board on December 14, 2001, and Mr. Tisi assumed the position of Chief Executive Officer, Secretary and Interim Chairman of the Board on December 14, 2001. Mr. Tisi has served as President since October 1, 2000.

(5) Paid to Mr. Pomertanz as severance pursuant to the terms of his Severance Agreement effective as of January 1, 2002, $18,750 of which was to be paid to third parties in connection with settlement of litigation.

STOCK OPTION GRANTS

         No stock options were granted to the Named Officers during fiscal year 2001 under our 1998 Stock Option Plan or otherwise. We do not currently have (and have not previously had) any plan pursuant to which any stock appreciation rights may be granted.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth information relating to the number and value of options held on December 31, 2001 by each of the Named Officers. No options to purchase common stock were exercised by either of our Named Officers during the year ended December 31, 2001.

        AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 2001
                        AND FISCAL YEAR-END OPTION VALUES

                                Shares         Value      Number of Securities Underlying    Value of Unexercised In-the-
                              Acquired on    Realized               Unexercised                      Money Options at
           Name              Exercise (#)       ($)        Options at Dec. 31, 2001 (#)            Dec. 31, 2001 ($)(1)
           ----              ------------       ---        ----------------------------            --------------------
                                                         Exercisable         Unexercisable      Exercisable Unexercisable
                                                         -----------         -------------      ----------- -------------

Christopher Tisi                   -             -         102,000(2)                              -
President, Chief
Executive Officer
and Secretary

Steve Pomerantz                    -             -          50,000(2)                              -

(1) The last sales price of our common stock on the NASDAQ National Market System on December 31, 2001, which was $0.10 per share, and the exercise price of the options of both Mr. Tisi and Mr. Pomerantz are $0.50 per share. Accordingly, the options are not in-the-money.

(2)  Options granted under our 1998 Stock Option Plan.

COMPENSATION OF DIRECTORS

         During 2001, we paid to each of our non-employee directors meeting fees of $500 for each board meeting they attended and for each committee meeting they attended (if held separately from a board meeting). Pursuant to the terms of our 1998 Stock Option Plan, grants of stock options for the purchase of our common shares may be made to each of our directors. We did not grant any options to our directors during 2001.

            EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     Effective January 1, 2002, we entered into a new employment agreement with Chris Tisi, our Chief Executive Officer, President, Secretary and Interim Chairman of the Board. The agreement provides for a base salary of $140,000 ($18,750 of which will be used to pay certain amounts owing to third parties in connection with the settlement of litigation) as well as bonuses which are contingent upon increases in revenue over prior periods and net income results. The agreement provides that bonuses will be determined quarterly with 33% of such bonuses to be paid quarterly and the balance to be paid at year-end depending on the maintenance of previously achieved performance levels. The agreement also provides for an annual grant of 50,000 stock options under our 1998 Stock Option Plan. The options will have a four-year term and will be vested 100% on the date of grant. The agreement also provides for the payment of an amount equal to the lesser of (i) $275,000 or (ii) the maximum "golden parachute" payment permitted to be deducted by us under the federal tax law in the event Mr. Tisi is terminated after a change of control. An amendment to the agreement provides that $32,578 of Mr. Tisi's salary for 2001 which was not paid to him during 2001 will be paid in 2002 in twelve equal monthly installments.

     Effective January 1, 2002, we entered into a severance agreement with Steve Pomerantz, our former Chairman of the Board, Chief Executive Officer, and Treasurer. The agreement provides for a severance payment of $50,000 to be paid over the next year ($18,750 of which will be used to pay certain amounts owing to third parties in connection with the settlement of litigation). An amendment to the agreement provides that $23,443 of Mr. Pomerantz's salary for 2001 which was not paid to him during 2001 will be paid in 2002 in twelve equal monthly installments.

         In light of the fact that Mr. Pomerantz has in the past personally guaranteed certain obligations of the Company to third parties (the "Guaranteed Obligations"), the severance agreement provides that on the earlier to occur of
(i) a Change in Control, or (ii) December 31, 2002, we will provide substitute collateral for the Guaranteed Obligations in exchange for a release from Mr. Pomerantz from any and all personal liability on the Guaranteed Obligations. If we are unable to provide substitute collateral within the agreed time, we are required to repay the Guaranteed Obligations in full within thirty (30) days thereafter. We are also obligated to repay any outstanding principal and accrued but unpaid interest under a bank loan to us by no later than the earlier to occur of (i) July 1, 2002 and (ii) a Change of Control.

                   PROPOSAL 2: RATIFICATION OF THE APPOINTMENT
                              OF DASZKAL BOLTON LLP
                             AS INDEPENDENT AUDITORS

         Daszkal Bolton LLP ("DB") were selected by the Board of Directors as our independent auditors effective June 11, 2001. We are submitting our selection of independent auditors for ratification at the Annual Meeting.

         A representative of DB is expected to be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

         Our By-laws do not require that the shareholders ratify the selection of DB as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain DB, but may retain such independent auditors. Even if the selection is ratified, the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interest of Health & Nutrition Systems International, Inc. and its shareholders.

         We retained as our independent auditors the firm DB to replace the firm of Buthner & Kahle, CPAs, P.A. ("B&K") who were dismissed as our auditors, effective July 12, 2000. This decision was approved by the Board of Directors at a meeting held on July 12, 2000. The reports of B&K on our financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of our financial statements for each of the two fiscal years ended December 31, 1998 and December 31, 1999, and in the subsequent unaudited interim period ended March 31, 2000, there were no disagreements with B&K on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of B&K would have caused B&K to make reference to the subject matter in their report. We requested B&K to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of B&K's letter dated September 6, 2000, has been filed as an exhibit to our Form 8-K dated September 6, 2000.

         The Securities and Exchange Commission's final Rule on Auditor Independence requires that the Company make the following disclosures regarding the amount of fees billed by its independent auditors and the nature of the work for which these fees were billed:

Audit Fees:       Aggregate fees billed for DB's audit of the Company's
                  annual financial statements for the year ended December 31, 2001 and for its reviews of the financial statements included in the Company's Forms 10-QSB for the fiscal year ended
                  December 31, 2001 totaled $35,500.

Financial Information Systems Design and Implementation Fees: No fees were incurred or billed for any financial information systems design and implementation services rendered by DB for the fiscal year ended December 31, 2001.

All Other Fees:   Aggregate fees billed for all other services
                  rendered by DB for the fiscal year ended December 31, 2001 totaled $16,809.

The Audit Committee has determined that all services rendered under "All Other Fees" have had no impact on our auditor's independence.

         VOTE REQUIRED. Pursuant to the Florida Business Corporation Act, Proposal 2 will be approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast against the Proposal. Abstentions and broker non-votes will have no effect on the outcome.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                           VOTE "FOR" THIS PROPOSAL 2.

                             REPORT TO SHAREHOLDERS

         A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, AND ANY AMENDMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO US AT 3750 INVESTMENT LANE, SUITE #5, WEST PALM BEACH, FLORIDA, ATTENTION: CHRISTOPHER TISI, PRESIDENT, CHIEF EXECUTIVE OFFICER AND INTERIM CHAIRMAN OF THE BOARD.

                              SHAREHOLDER PROPOSALS

         A shareholder proposal submitted for inclusion in the proxy statement and form of proxy for our annual meeting of shareholders to be held in 2003 must be received by us before February 25, 2003. Notice of a shareholder's proposal submitted for consideration at the annual meeting of shareholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on March 27, 2003, and the persons named in the proxies solicited for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal. Proposals or notices should be sent to our executive offices at 3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407, Attention: Corporate Secretary.

                                  OTHER MATTERS

         The board of directors does not intend to present, and has no knowledge that others will present, any other business at the annual meeting. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

         Kindly date, sign and return the enclosed proxy card.

                             By Order of the Board of Directors

                             /s/ Christopher Tisi
                             ---------------------------------------------------
                             Christopher Tisi
                             Interim Chairman of the Board, CEO, and President

                HEALTH & NUNUTRITION SYSTEMS INTERNATIONAL, INC.
                     STHIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
               OF HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

         The undersigned, a holder of common stock of HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC., hereby constitutes and appoints CHRISTOPHER TISI and STEVE POMERANTZ, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held on Monday, June 24, 2002 at 9:00 a.m., at the Hilton Hotel, 150 Australian Avenue, West Palm Beach, Florida, and any adjournment of postponement thereof, and thereat to vote all shares of HNS's Common Stock which the undersigned would be entitled to vote if personally present, as follows:

                     (Please sign and date on reverse side)

                         Annual Meeting of Shareholders
                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

                                  June 24, 2002

                 Please Detach and Mail in the Envelope Provided


A |X|  Please mark your vote as in this example.

1.       ELECTION OF DIRECTORS.

 VOTE FOR EACH OF THE NOMINEES LISTED
               AT RIGHT                   WITHHOLD AUTHORITY FOR ALL NOMINEES    NOMINEES FOR ELECTION AS DIRECTORS:

                  [ ]                                     [ ]                    Steven A. Pomerantz
                                                                                 Christopher Tisi
                                                                                 Ted Alflen
                                                                                 Darryl Green

INSTRUCTIONS:

To withhold authority to vote for any individual nominee, write that Nominee's name on the line provided below:



2. Ratification of Daszkal Bolton LLP as independent certified public accountants for the year ending December 31, 2002.

                [ ] FOR              [ ] AGAINST               [ ] ABSTAIN

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

         The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement of Health & Nutrition Systems International, Inc.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature _________________________________________

Signature _________________________________________ Dated:  _____________, 2002.
                  IF SHARES HELD JOINTLY

NOTE: Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.